______________________________________________________________________________
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________
FORM 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2006
_____________________

PLATINUM ENERGY RESOURCES, INC.
(Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	000-51553 (Commission File Number)	14-1928384 (IRS Employer Identification No.)

25 Phillips Parkway
Montvale, New Jersey 07645
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 581-2401

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[×] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
______________________________________________________________________________

______________________________________________________________________________

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 26, 2006, Platinum Energy Resources, Inc. (“Platinum”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Tandem Energy Holdings, Inc. (“Tandem”) and its major shareholders. PER Acquisition Corp., a wholly-owned subsidiary of Platinum formed to effectuate the transactions contemplated by the Merger Agreement by merging with and into Tandem Energy Holdings, Inc. is also a party to the Merger Agreement. The Merger Agreement, as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated June 30, 2006, and Amendment No. 2 to the Agreement and Plan of Merger, dated July 31, 2006, was further amended as of August 17, 2006, to extend the date whereby either Platinum or Tandem have the option to voluntarily terminate the Merger Agreement. A copy of Amendment No. 3 to the Merger Agreement is filed herewith as Exhibit 2.1.

Additional Information and Where to Find It

Platinum shareholders are urged to read the proxy statement regarding the proposed transaction and the amendments thereto as they become available because they contain important information. Copies of filings by Platinum, which will contain information about Platinum and Tandem, will be available without charge, when filed, at the Securities and Exchange Commission’s internet site (http://www.sec.gov), and, when filed, will be available from Platinum, without charge, by directing a request to Platinum Energy Resources, Inc. 25 Phillips Parkway, Montvale, New Jersey 07645.

The respective directors and executive officers of Platinum and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding Platinum’s directors and executive officers is available in the revised Preliminary Proxy Statement filed with the Securities and Exchange Commission on August 1, 2006. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in other relevant materials to be filed with the Securities and Exchange Commission when they become available.

Forward-Looking Statements

Platinum claims the protection of the safe harbor for “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of Platinum’s and Tandem’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions in the U.S. and abroad; changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which Tandem is engaged; fluctuations in oil and gas prices and in customer demand; management of rapid growth; intensity of competition; general economic conditions; as well as other relevant risks detailed in Platinum’s filings with the Securities and Exchange Commission, including its reports on Form 10-K for the year ended December 31, 2005 and Form 10-Q for the quarter ended June 30, 2006. The information set forth herein should be read in light of such risks. Neither Platinum nor Tandem assumes any obligation to update the information contained in this report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

2.1
Amendment No. 3 to the Agreement and Plan of Merger, dated as of August 17, 2006 among Platinum Energy Resources, Inc., PER Acquisition Corp., Tandem Energy Holdings, Inc. and the Major Shareholders of Tandem Energy Holdings, Inc.

99.1	Press Release dated August 17, 2006

______________________________________________________________________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM ENERGY RESOURCES, INC.
Dated: August 22, 2006
	By:	/s/ Barry Kostiner
Barry Kostiner
Chief Executive Officer